Execution

GUARANTY AGREEMENT
This GUARANTY AGREEMENT (this “Agreement”), dated as of September 9, 2016, is executed and delivered by each of the undersigned and each other Person that hereafter becomes a party hereto (each, a “Guarantor” and collectively, the “Guarantors”), in favor of MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as the Administrative Agent (the “Administrative Agent”), on its behalf and on behalf of the other banks and lending institutions (the “Lenders”) from time to time party to the Credit Agreement, dated as of the date hereof, by and among OHA INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the Lenders, and the Administrative Agent (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Loans to the Borrower on the Closing Date;
WHEREAS, the Borrower is the direct or indirect owner of each of the Guarantors;
WHEREAS, in order to induce the Lenders to enter into the Credit Agreement and the other Loan Documents and to induce the Lenders to make the Loans and other financial accommodations to Borrower as provided for in the Credit Agreement and the other Loan Documents, each Guarantor has agreed to guaranty the Guarantied Obligations as described herein; and
WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Lenders making the Loans to the Borrower.
NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions; Construction.
(a)
    All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
(i)
    “Administrative Agent” has the meaning assigned to such term in the opening paragraph hereof.
(ii)
    “Agreement” has the meaning assigned to such term in the opening paragraph hereof.

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(iii)
    “Borrower” has the meaning assigned to such term in the opening paragraph hereof.
(iv)
     “Credit Agreement” has the meaning assigned to such term in the opening paragraph hereof.
(v)
    “Foreclosed Party” has the meaning specified in Section 2(i)(iv).
(vi)
    “Guarantied Obligations” means (i) all Obligations of the Borrower under the Credit Agreement and the other Loan Documents (whether for principal, interest, fees, expenses, indemnity or reimbursement payments, or otherwise), (ii) all obligations of each other Guarantor owing to the Administrative Agent or any Lender under this Agreement and all other Loan Documents to which such other Guarantor is a party to (whether for principal, interest, fees, expenses, indemnity or reimbursement payments, or otherwise), and (iii) all renewals, extensions, amendments, substitutions, refinancings and modifications thereof. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations that would be owed by Borrower to Administrative Agent or the Lenders but for the fact that they are unenforceable and regardless of whether allowed or allowable in whole or in part as a claim in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding.
(vii)
    “Guarantor” and “Guarantors” have the respective meanings assigned to such terms in the opening paragraph hereof.
(viii)
    “Lender” and “Lenders” have the respective meanings assigned to such terms in the opening paragraph hereof.
(b)
    Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders,

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and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns.
(c)
    All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
2.
    Guaranty.
(a)
    Each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment and performance when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations. If any or all of the Obligations becomes due and payable and the Borrower shall fail to pay the same, each of the Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Administrative Agent, for the benefit of the Lenders, together with any and all reasonable and documented out-of-pocket expenses that may be incurred by Administrative Agent or any of the Lenders in demanding, enforcing, or collecting any of the Guarantied Obligations (including the enforcement of any Collateral for the obligations of the Guarantors under this Agreement). If claim is ever made upon Administrative Agent or any of the Lenders for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Obligations and any of Administrative Agent or any of the Lenders repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Agreement or other instrument evidencing any liability of any Guarantor, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.
(b)
    Additionally, each of the Guarantors unconditionally and irrevocably guarantees the payment of any and all of the Obligations to Administrative Agent, for the benefit of the Lenders, whether or not due or payable by Borrower upon the occurrence of any Event of Default under the Credit Agreement, and irrevocably and unconditionally promises to pay such indebtedness to Administrative Agent, for the benefit of the Lenders, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.
(c)
    The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Obligations, whether executed by Borrower, any other Guarantor or by any other Person, and the liability of

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each of the Guarantors hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Guarantor, (iii) any payment made to Administrative Agent or any of the Lenders on account of the Obligations which Administrative Agent, or such Lender repays to any Guarantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (iv) any action or inaction by Administrative Agent or any Lender, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Obligations or of any security therefor.
(d)
    This Agreement guarantees the payment and performance of all present and future Guarantied Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Agreement as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Administrative Agent, (ii) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Administrative Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any Lender in existence on the date of such revocation, (iv) no payment by any Guarantor, Borrower, or from any other source, prior to the date of Administrative Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder. This Agreement shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Administrative Agent (for the benefit of the Lenders) and its successors, transferees, or assigns.
(e)
    The guaranty by each of the Guarantors hereunder is a guaranty of payment and not of collection. The obligations of each of the Guarantors hereunder are independent of the obligations of the other Guarantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against the other Guarantor or any other Person and whether or not any other Guarantor or any other Person be joined in any such action or actions. Each of the Guarantors

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waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Guarantor or other circumstance which operates to toll any statute of limitations as to any Guarantor shall operate to toll the statute of limitations as to each of the Guarantors.
(f)
    Each of the Guarantors authorizes Administrative Agent and the Lenders without notice or demand, and without affecting, impairing or discharging any such Guarantor from its obligations hereunder, from time to time to:
(i)
    change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter: (A) any of the Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Agreement shall apply to the Obligations as so changed, extended, renewed, or altered;
(ii)
    take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations or any of the Guarantied Obligations (including any of the obligations of all or any of the Guarantors under this Agreement) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;
(iii)
    exercise or refrain from exercising any rights against any Guarantor;
(iv)
    release or substitute any one or more endorsers, guarantors, any Guarantor, or other obligors;
(v)
    settle or compromise any of the Obligations, any security therefor, or any liability (including any of those of any of the Guarantors under this Agreement) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Guarantor to its creditors;
(vi)
    apply any sums by whomever paid or however realized to any liability or liabilities of any Guarantor to Administrative Agent or any Lender regardless of what liability or liabilities of such Guarantor remain unpaid;
(vii)
    consent to or waive any breach of, or any act, omission, or default under, this Agreement, any other Loan Documents, or any of the instruments or agreements referred to herein or therein,

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or otherwise amend, modify, or supplement this Agreement, any other Loan Documents, or any of such other instruments or agreements; or
(viii)
    take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of one or more of the Guarantors from all or part of its liabilities under this Agreement.
(g)
    It is not necessary for Administrative Agent or any Lender to inquire into the capacity or powers of any of the Borrower, Guarantors or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall constitute Guarantied Obligations hereunder.
(h)
    Each Guarantor jointly and severally guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender with respect thereto to the maximum extent permitted by law. The liability of each Guarantor under this Agreement shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:
(i)
    any lack of validity or enforceability of any Loan Documents or any agreement or instrument relating thereto;
(ii)
    any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations or Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Documents, including any increase in the Obligations or Guarantied Obligations resulting from the extension of additional credit;
(iii)
    any taking, exchange, release, or non-perfection of any Lien in and to Collateral, or any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for all or any of the Obligations or Guarantied Obligations;
(iv)
    the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Administrative Agent or the Lenders;
(v)
    any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or Guarantied Obligations or any security therefor;

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(vi)
    any right or defense arising by reason of any claim or defense based upon an election of remedies by any Lender including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any other Guarantor or any guarantors or sureties;
(vii)
    any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of Borrower or any Guarantor;
(viii)
    any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding relating to such Guarantor, Borrower, any other Loan Party or any other Person, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding;
(ix)
    any statement, representation or warranty made or deemed made by or on behalf of Borrower, any Guarantor or any other Loan Party under any Loan Document or other document or instrument evidencing or relating to any Guarantied Obligations, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or
(x)
    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other guarantor or surety.
(i)
    Waivers
(i)
    Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require Administrative Agent or any Lender to (a) proceed against any other Guarantor or any other Person, (b) proceed against or exhaust any security held from any other Guarantor or any other Person, or (c) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Guarantor, any other Person, or any collateral, or (d) pursue any other remedy in any Lender’s power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of any Guarantor or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Guarantor or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Guarantor other than payment of the Obligations to the extent of such payment. Administrative Agent may, in accordance with the applicable Loan Documents, foreclose upon any Collateral held by Administrative Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Administrative Agent or any Lender may have against any

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Guarantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Obligations have been paid.
(ii)
    Each of the Guarantors waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Agreement, and notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations. Each of the Guarantors waives notice of any Default or Event of Default under any of the Loan Documents. Each of the Guarantors assumes all responsibility for being and keeping itself informed of Borrower’s and any other Guarantor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Administrative Agent nor any Lender shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks.
(iii)
    To the fullest extent permitted by applicable law, each Guarantor hereby waives: (A) any right to assert against any Lender, any defense (legal or equitable), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against Borrower or any other party liable to any Lender; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or Guarantied Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Lender including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties; and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations or Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder
(iv)
    No Guarantor will exercise any rights that it may now or hereafter acquire against Borrower, any Guarantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Administrative Agent or any Lender against any Guarantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Guarantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this Agreement shall have been paid in full in cash. If any amount shall be paid to any Guarantor in

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violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Administrative Agent, for the benefit of the Lenders, and shall forthwith be paid to Administrative Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Credit Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, Borrower or any other Guarantor (the “Foreclosed Party”), including after payment in full of the Obligations, if all or any portion of the Obligations or Guarantied Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Party whether pursuant to this Agreement or otherwise.
(v)
    Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.
(vi)
    Notwithstanding anything to the contrary contained herein, the Guarantors do not waive the defense that the Guarantied Obligations (other than contingent obligations for which no claim has been asserted) have been paid in full in cash, to the extent of any such payment.
3.
    Grant of Security. Pursuant to the Security Agreement, each Guarantor has granted a security interest in its assets to secure its payment and performance of the Guarantied Obligations hereunder.
4.
    Representations and Warranties. Each Guarantor represents and warrants to the Administrative Agent and the Lenders, as of the date hereof, which representations and warranties shall survive the execution and delivery of this Agreement, as follows:
(a)
    All of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents are true, correct and complete when made, as if the same were set forth herein in full.
(b)
    The name (within the meaning of Section 9-503 of the UCC) and address for notices and jurisdiction of organization of each Guarantor as of the date hereof is set forth on Schedule 1.

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(c)
    This Agreement is executed at Borrower’s request.
(d)
    No Guarantor has relied on any information provided by the Administrative Agent or any Lender as to the creditworthiness of Borrower.
(e)
    Guarantors have established adequate means of obtaining from Borrower on a continuing basis financial or other information pertaining to Borrower’s financial condition.
(f)
    The execution, delivery, and performance by such Guarantor of this Agreement does not and will not contravene or conflict with: (i) any laws, order, rule, regulation, writ, injunction or decree now in effect of any Governmental Authority applicable to such Guarantor, or any judgment, order or ruling of any court having jurisdiction over such Guarantor; (ii) any contractual restriction in any material agreement binding on or affecting such Guarantor or such Guarantor’s property or assets which may adversely affect such Guarantor’s ability to fulfill its obligations under this Agreement; or (iii) the organizational or other governing documents of such Guarantor.
(g)
    This Agreement, when executed and delivered by such Guarantor, creates legal, valid, and binding obligations of such Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors’ rights generally or by general equitable principles.
5.
    Covenants. Each Guarantor, jointly and severally, covenants and agrees with Administrative Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 14:
(a)
    Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents and will refrain from taking any actions that the Borrower has agreed not to permit it to take under the terms of the Credit Agreement or other Loan Documents.
(b)
    Guarantors agree to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantors’ risks hereunder, and Guarantors further agree that Administrative Agent and the Lenders shall have no obligation to disclose to Guarantors any information or material about Borrower which is acquired by Administrative Agent and the Lenders in any manner.

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6.
    Subordination. Any indebtedness of Borrower now or hereafter held by Guarantors is hereby subordinated to the Obligations of Borrower. Such indebtedness of Borrower to any Guarantor has been pledged to Administrative Agent pursuant to the Security Agreement and, if Administrative Agent requests, any payment collected and received by such Guarantor shall be held by such Guarantor as trustee for the Administrative Agent and delivered to the Administrative Agent in the form received for application on account of the Obligations of the Borrower but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Agreement.
7.
    Relation to Other Loan Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.
8.
    Further Assurances. Each Guarantor agrees that from time to time, at its own expense, such Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that Administrative Agent may reasonably request to enable Administrative Agent to exercise and enforce its rights and remedies hereunder.
9.
    Remedies Cumulative, No Waiver. Each right, power, and remedy of Administrative Agent or any Lender as provided for in this Agreement, the Security Agreement or the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement and the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Administrative Agent or any Lender, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Administrative Agent or such Lender of any or all such other rights, powers, or remedies. No delay, failure or discontinuance of Administrative Agent or any Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Administrative Agent or any Lender of any breach of this Agreement, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.
10.
    Marshaling. Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to any Collateral) for, or other assurances of payment of, the Guarantied Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder

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and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Guarantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Guarantied Obligations or under which any of the Guarantied Obligations is outstanding or by which any of the Guarantied Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Guarantor hereby irrevocably waives the benefits of all such laws.
11.
    Indemnity and Expenses.
(a)
    Each Guarantor agrees to indemnify Administrative Agent (and any sub-agent thereof), each Lender and each Related Party of any of the foregoing Persons (collectively, the “Indemnified Persons” and each an “Indemnified Person”) from and against all claims, lawsuits and liabilities (including reasonable and documented out-of-pocket attorneys’ fees, charges and disbursements of one outside counsel for the Administrative Agent and the Lenders (and, if reasonably necessary, of one local counsel in any relevant jurisdiction)) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Documents to which such Guarantor is a party; provided that such indemnity shall not be available to the extent that such claims, losses or liabilities (x) result from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction, (y) result from a claim brought by a Guarantor against an Indemnified Person for breach in bad faith of such Indemnified Person’s obligations hereunder, if the Guarantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) result from disputes solely among Indemnified Persons not involving any act or omission of any Guarantor (other than any dispute against MidCap Financial Trust in its capacity as Administrative Agent). This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Guarantied Obligations.
(b)
    Guarantors, jointly and severally, shall, upon demand, pay to Administrative Agent all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees, charges and disbursements of one outside counsel for the Administrative Agent and the Lenders (and, if reasonably necessary, of one local counsel in any relevant jurisdiction)) which Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the exercise or enforcement of any of the rights of Administrative Agent hereunder or (iii) the failure by any Guarantor to perform or observe any of the provisions hereof.
12.
    Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE

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OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Administrative Agent and each Guarantor to which such amendment applies.
13.
    Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Administrative Agent at its address specified in the Credit Agreement, and to any of the Guarantors at their respective addresses specified on Schedule 1 and, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
14.
    Continuing Interest: Assignments under Credit Agreement.
(a)
    This Agreement shall (i) remain in full force and effect until the Obligations (other than contingent obligations for which no claim has been asserted) have been paid in full in cash in accordance with the provisions of the Credit Agreement, (ii) be binding upon each Guarantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Administrative Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the payment and performance in full of the Guarantied Obligations (other than contingent obligations for which no claim has been asserted) in accordance with the provisions of the Credit Agreement and the other Loan Documents, this Agreement shall automatically terminate without delivery of any instrument or document or action of any Person. Notwithstanding anything herein to the contrary or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.2 of the Credit Agreement) to take any action requested by the Guarantors having the effect of releasing Guarantied Obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by the Loan Documents or that has been consented to in accordance with Section 10.2 of the Credit Agreement or (ii) under the circumstances described in the immediately preceding sentence. Administrative Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Administrative Agent and then only to the extent therein set forth. A waiver by

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Administrative Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Administrative Agent would otherwise have had on any other occasion.
(b)
    Each Guarantor agrees that, if any payment made by any Guarantor or other Person and applied to the Guarantied Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Administrative Agent or any Lender to such Guarantor, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (i) any Lien or other Collateral securing such Guarantor’s liability hereunder shall have been released or terminated by virtue of the foregoing clause (a), or (ii) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.
15.
    Survival. All representations and warranties made by the Guarantors in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loans on the Closing Date.
16.
    CHOICE OF LAW AND VENUE; JURY TRIAL AND DAMAGES WAIVER; JUDICIAL REFERENCE.
(a)
    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)
    EACH GUARANTOR HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE NEW YORK COUNTY, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ADMINISTRATIVE AGENT ELECTS TO BRING SUCH ACTION OR WHERE

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SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 16(b).
(c)
    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A "CLAIM"). EACH PARTY REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)
    EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH GUARANTOR HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)
    NO CLAIM MAY BE MADE BY ANY GUARANTOR HEREBY AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, ADMINISTRATIVE AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY

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CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
17.
    Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Administrative Agent” shall be a reference to Administrative Agent, for the benefit of the Lenders.
18.
    Miscellaneous.
(a)
    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.
(b)
    Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)
    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)
    Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any party hereto, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Guaranty Agreement to be executed and delivered as of the day and year first above written.

OHA FUNDING GP, LLC
OHA NEVADA, LLC
OHA ASSET HOLDINGS GP, LLC
OHA FUNDING, LP
OHA ASSET HOLDINGS, LP
OHA ASSET HOLDINGS II, LP
OHA ASSET HOLDINGS III, LP
OHA ASSET HOLDINGS V, LP

By: /s/ Steven Wayne
Name: Steven Wayne
Title: Chief Executive Officer

OHA INVESTMENT CORPORATION SUB, LLC

By: OHA Investment Corporation, its sole member

By: /s/ Steven Wayne
Name: Steven Wayne
Title: Chief Executive Officer

[Signature Page to Guaranty Agreement]
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Accepted and Agreed:	MIDCAP FINANCIAL TRUST, as Administrative Agent By: _/s/__Maurice Amsellem______________ Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Guaranty Agreement]
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